UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 10, 2007

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	465 South Meadows Parkway Reno, Nevada 89521	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

888-257-4193

(Registrant’s telephone number, including area code)

157 Adelaide Street, West – Suite 600

Toronto, Ontario, Canada, M5H 4E7

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events.

Operational Guidance, July 2007 for Pacific Gold Corp.

Pacific Gold Corp. management is providing current operational guidance for its Nevada Rae Gold, Inc. subsidiary which operates the Black Rock Canyon Mine in Lander County, Nevada. The guidance includes four sections which relate to the Nevada Rae Gold subsidiary only, which are: Production – washing gravels and plant throughput as well as capacity of plant utilization; Equipment – changes to major pieces of equipment and scheduled repairs or replacements for major components; Exploration – developments in the examination of gravels and other sections of the claims and leased ground for gold and valuable mineral content; Ground Acquisitions – including any changes to the Company land position by way of lease, purchase or claim to the Black Rock Canyon area that is controlled by the Company.

Production

Full production began on July 2nd, 2007. Management targets for gravel washing in the Third Quarter 2007 (Lower, Upper; cubic yards per month):

Month	Lower	Capacity	Upper	Capacity

July	15,000	37.5%	20,000	50.0%
August	20,000	50.0%	30,000	75.0%
September	25,000	62.5%	35,000	87.5%

Equipment

The mine is continuing evaluation of new de-watering system it appears that the unit while functioning cannot handle the volumes of the mine. The Company is actively seeking to increase the capacity of the unit.

Three of the five Komatsu 785-3 haul trucks have been refurbished and are now operational. The Company continues to work on the refurbishment of the remaining two haul trucks.

Exploration

Testing of the Mudflow zone gold grade and size is ongoing.

Ground Acquisition

No acquisitions pending.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not Applicable

(b)

Pro forma financial information.

Not Applicable

(c)

Exhibits.

None required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.

(Registrant)

Date:  July 10, 2007

By:

/s/ Robert Landau

Robert Landau, Chief Executive Officer

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